AREA DEVELOPMENT AGREEMENT

    AGREEMENT made the 3rd day of March, 1998, by and between GuestHouse International LLC ("GuestHouse"), an Arkansas limited liability company and Western Steel, Inc. ("Western"), a Washington corporation, or subsidiaries or affiliates of George A. Swift.

                                    RECITALS

    WHEREAS, GuestHouse is the franchisor of hotel/motel property affiliations under the names "GuestHouse(R) Inn," "GuestHouse(R) Hotel," "GuestHouse(R) Suites," "GuestHouse International(R)" or other variations which contain the trademarked name GuestHouse(R), along with allied services and products; and

    WHEREAS, Western is in the business of construction, ownership. maintenance and operation of hotel/motel properties; and

    WHEREAS, Western has requested and GuestHouse has agreed to grant Western an exclusive night. subject to the terms and conditions set forth herein, to develop GuestHouse affiliated properties in a designated area; and

    WHEREAS, Western's exclusive rights are based upon the development of a required number of GuestHouse(R) properties within specified times; and

    WHEREAS, the parties desire to set forth their respective rights, duties, obligations and benefits,

    IT IS THEREFORE AGREED by and between the parties as follows:

    1. EXCLUSIVE DEVELOPMENT RIGHTS. Subject to the terms and conditions set forth below, GuestHouse hereby grants to Western the exclusive right to construct, establish, develop, own. operate and maintain GuestHouse affiliated properties in the states of Washington, Oregon, Montana, Idaho and Alaska (the "Designated Area") for a twenty year period ending December 31, 2018. So long as this Agreement is in effect, no other person shall be allowed to enter into a franchise agreement with GuestHouse 'in the Designated Area without the prior written consent of Western.

    2. NONEXCLUSIVE GRANT. Upon the termination of this Agreement for any reason, other persons shall be allowed to enter into franchise agreements with GuestHouse in the Designated Area. In addition, Western may request to enter into franchise agreements with GuestHouse in states other than in the Designated Area on a nonexclusive basis. Irrespective of the status of this Agreement.

    3. FRANCHISE REGULATION. Notwithstanding, paragraphs 1 and 2 above, Western must meet the then current standards for franchisees to be able to enter into franchise agreement with GuestHouse within or without the Designated Area. Further, Western acknowledges that all franchise agreements and offers to enter into franchise agreements are conditioned upon GuestHouse's compliance with all federal and state laws and regulations governing the offer, sale and operation of franchises. For any period 'in which GuestHouse's application for


                                                                 Initials G.A.S.

registration with any state which requires pre-sale registration of franchise offerings is pending, the parties acknowledge that GuestHouse may not offer nor may Western accept any franchise. GuestHouse will keep Western informed of its franchise registration process within the Designated Area and in other states 'in which Western may wish to develop GuestHouse properties, as requested.

    4. DEVELOPMENT SCHEDULE. In consideration of the exclusive rights granted Western in paragraph I above and as a condition to retaining said exclusive rights, Western agrees that it shall construct or acquire at least one (1) hotel/motel property for each calendar year of this Agreement plus construct or acquire at least five (5) hotel/motel properties in every three (3) year period which shall be GuestHouse affiliated properties. For the purposes of this Agreement, a property shall be considered constructed when it is framed and under roof. Properties constructed or acquired both within and Without the Designated Area for which GuestHouse franchise agreements have been signed shall be counted for the purposes of the minimum development schedule set forth herein. Every three (3) year period shall include the most recently concluded calendar year and the two (2) prior years, on a rolling, basis. After completion of thirty five (35) GuestHouse franchised properties the performance and affiliation clause described above will be satisfied.

    5. FRANCHISE AFFILIATION AND FEES. GuestHouse agrees to execute franchise agreements with Western for the properties developed or acquired by Western in furtherance of this Agreement provided said properties meet all current standards for GuestHouse franchisees. GuestHouse will permit the use of the GuestHouse Inn(R) and GuestHouse Suites(R) name for motels that are designed with rooms that are single room suites. In consideration of Western's commitment to develop GuestHouse affiliated properties, GuestHouse shall waive the franchise fee for ten (10) proper-ties of the properties developed or acquired by Western in furtherance of this Agreement. In regard to liquidated damages as provided in the franchise agreements, the parties agree to amend the franchise agreement to provide that in the event Western sells all of Its Interest in a site, no liquidated damages will be due GuestHouse. All franchise agreements shall be on the same terms and conditions as the then current franchise agreement for other GuestHouse franchisees. with the exception of the waiver of the franchise fee for ten (10) of the properties as noted above. In addition, for the term of this Agreement, any franchise agreement that is not included in the ten (10) for which the franchise fee is waived, the franchise fee shall be fixed at Twenty Thousand and no/100 Dollars ($20,000.00). All franchise agreements between GuestHouse and Western shall be not less than five (5) nor more than ten (10) years' duration. Prior to signing any franchise agreement, Western will be provided a copy of GuestHouse's then current Franchise Offering Circular, with any state addendum, as appropriate. Western will have an automatic right to renew each license agreement at the end of its initial term if Western is not in default of any of the terms and conditions of the franchise agreement. Renewal shall be accomplished by execution by the parties of the then current franchise agreement under the then current tee structure.

6. DESIGNATION AS SELECT VENDOR. As additional consideration for this Agreement, Western shall be designated a Select Vendor pursuant to Section 16 of the current GuestHouse License Agreement for such goods and services as agreed between GuestHouse and Western. Continuation as a Select Vendor shall be contingent upon Western maintaining the quality standards as established by GuestHouse from time to time. Failure of Western to continue to meet the standards of a Select Vendor shall not terminate Western's rights under paragraphs 1 and 2 above. Within ten (10) days of GuestHouse mailing any Select


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                                                                 Initials G.A.S.

Vendor list to GuestHouse franchisees, GuestHouse will provide Western with written notice of the mailing and include the names and addresses of all persons receiving such mailing.

    7. TERMINATION. This Agreement shall terminate upon the earlier of December 31, 2018 and Western's failure to meet the development and affiliation schedule as set forth in paragraph 4 above. The effect of termination of this Agreement shall be the loss of the exclusive rights of Western in the Designated Area. Western's rights as a franchisee, as Select Vendor or rights to construct or acquire GuestHouse proper-ties on a nonexclusive basis shall not be terminated by termination of this Agreement.

    8. ADDITIONAL TERMS. The terms of this Agreement are subject to the following additional terms and conditions:

         (a)  Relationship of Parties.  Western  is an  independent  contractor.
              -----------------------
Neither party is the legal representative or agent of, or has the power to obligate (or has the right to direct or supervise the daily affairs of) the other for any purpose whatsoever. and no partnership, joint venture, agency, fiduciary or employment relationship is intended or created by reason of this Agreement.

         (b)  Partial  Invalidity.  Should any part of this  Agreement,  for any
              -------------------
reason, be declared invalid, such decision shall not affect the validity of any remaining portion.

         (c) No Waiver.  No failure or delay in requiring strict compliance with
             ---------
any obligation of this Agreement (or in the exercise of any right or remedy provided herein) and no custom or practice at variance with the requirements hereof shall constitute a waiver or modification of arty such obligation, requirement, right or remedy or preclude exercise of any such night or remedy or the right to require strict compliance with any obligation set forth herein. No waiver of any particular default or any right or remedy with respect to such default shall preclude, affect or impair enforcement of any right or remedy provided herein with respect to any subsequent default. No approval or consent of GuestHouse shall be effective unless in writing and signed by an authorized representative of GuestHouse. GuestHouse's consent or approval may be withheld for so long as Western is in default of any of its obligations under this Agreement.

         (d) Notices.  Notices will be  effective  hereunder  when and only when
             -------
they are reduced to writing and delivered via a recognized carrier which provides a verifiable receipt of delivery to the appropriate party at its address stated below or to such person and at such address as may be designated by notice hereunder. Notices shall be deemed given on the date delivered or date of attempted delivery, if service is refused.

If to Western:                                 If to GuestHouse:
WESTERN STEEL, INC.                            GUESTHOUSE INTERNATIONAL LLC
1044 Industry Drive                            1501 North University, Suite 968
Seattle, Washington 98188-4801                 Little Rock, Arkansas 72207
Attention: Mr. George Swift                    Attention: President


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                                                                 Initials G.A.S.

         (e)  Choice of Forum.  Litigation  related to this  Agreement  in which
              ---------------
GuestHouse is the plaintiff shall be initiated and prosecuted in the state of Washington. litigation related to this Agreement in which Western is the plaintiff shall be initiated and prosecuted in the state of Arkansas.

         (f) Miscellaneous. This Agreement is exclusively for the benefit of the
             -------------
par-ties hereto and may not give rise to liability to a third party. No agreement between GuestHouse and anyone else is for the benefit of Western. Neither party will interfere with contractual relations of the other and exercise by GuestHouse of any right provided GuestHouse under this Agreement shall not constitute such Interference. The section headings in this Agreement are for convenience of reference only and will not affect its interpretation. All monetary references are to United States dollars. This Agreement, together with all instruments, exhibits, attachments and schedules hereto, constitutes the entire agreement (superceding all prior agreements and understandings, oral or written) of the parties hereto with respect to the matters stated herein and shall not be modified or amended in any respect except in writing executed by all such parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.

                                            GUESTHOUSE:
                                            GUESTHOUSE INTERNATIONAL LLC

                                            By:  /s/ James M. Sculley
                                            Title: President and COO

ATTEST:

By:  /s/ Eris Canady
Title: Executive Asssistant
                                            WESTERN:
                                            Western Steel, Inc.

                                            By:  /s/ George A Swift
                                            Title:  President

ATTEST:

By:  /s/ Kristine Tanaka
Title:  Secretary/Treasurer



                                       4
                                                                 Initials G.A.S.

                  FIRST AMENDMENT TO AREA DEVELOPMENT AGREEMENT

This First Amendment to Area Development Agreement ("First Amendment") is entered into as of the 31st day of August, 1999, by and between GuestHouse International Franchise Systems, Inc. ("GuestHouse"), a Georgia corporation, Western Steel, Inc. ("Western"), a Washington corporation, and George A. Swift, an individual residing in the state of Washington.

                                    RECITALS

WHEREAS, GuestHouse International LLC and Western entered into an Area Development Agreement, dated as of March 3, 1998 (the Area Development Agreement is hereafter referred to individually as "Area Development Agreement" and collectively with the First Amendment as "Agreement"); and

WHEREAS, GuestHouse International LLC assigned all of its right, title and interest in the Agreement to GuestHouse, pursuant to the provisions of a certain General Assignment and Bill of Sale, dated as of June 1, 1999; and

WHEREAS, GuestHouse and Western desire to clarify and modify certain provisions of the Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows,

1. GuestHouse and Western agree that new Franchise Agreements for GuestHouse affiliated properties hereafter executed by the parties pursuant to the Agreement shall provide for the following fees and contributions:

         (a) Franchises Agreements executed from the date first above written until December 31, 2001:
                  (i) $1.25 per room per day Operating Fee, for the five year initial term;
                  (ii) $.25 per room per day Marketing Contribution for brand awareness (non-property specific);
                  (iii)    all reservation charges paid directly by  Franchisee;
                  (iv) for ten year franchise agreements years six through ten shall have an Operating Fee of $1.75 per room per day, and a Marketing Contribution of $.25 per room per day for brand awareness (non-property specific).

         (b) Franchises Agreements executed from January 1, 2002 until December 31, 2003:
                  (i) $1.50 per room per day Operating Fee, for the five year initial term;
                  (ii) if less than 150 properties are open system wide, $.25 per room per day Marketing Contribution for brand awareness (non-proper specific),
                  (iii) if 150 or more properties are open system wide, $.50 per room per day Marketing Contribution for brand awareness (non-proper specific);
                  (iv)     all reservation charges paid directly by Franchisee.

         (c)      Franchises  executed  from January 1, 2004 until  December 31,
                  2005:
                  (i) $1.75 per room per day Operating Fee, for the five year initial term;
                  (ii) if less than 150 properties are open system wide, $.25 per room per day Marketing Contribution for brand awareness (non-property specific);
                  (iii) if 150 or more properties are open system wide, $.50 per room per day Marketing Contribution for brand awareness (non-property specific);
                  (iv)     all reservation charges paid directly by Franchisee.

         (d)      Franchises  executed  from January 1, 2006 until  December 31,
                  2010:

                  (i) Operating Fees and Marketing Contribution shall each be at the then current rate as set forth in the then current GuestHouse Uniform Franchise Offering Circular, however when combined shall not exceed 7% of the gross room revenue for the property.
                  (ii)     all reservation charges paid directly by Franchisee;

2. Notwithstanding anything to the contrary in the Area Development Agreement, Western Steel, Inc. a Washington Corporation, or subsidiaries or affiliates of George A. Swift, and generally the defined term "Western" shall be deemed to be George A. Swift individually, or any entity in which George A. Swift has irrevocable and unfettered control, and owns at least a 25% equity interest, for hotels located in the territory set forth in Paragraph I of the Agreement (51% for hotels located outside of such territory). For purposes of the foregoing, "irrevocable and unfettered control" shall be deemed to be: i) the sole general partner in a limited partnership,
         ii) the sole manager in a limited liability company, or iii) the sole director in a corporation. It is the intent of this paragraph that all of the rights and obligations of the Agreement shall accrue to the various entities owned and controlled by George A. Swift.

3. GuestHouse and Western acknowledge and agree that the provision in Paragraph 5 of the Area Development Agreement allowing a waiver of the "franchise fee" for ten properties, shall be accomplished by inserting the following language into the individual franchise agreements for such ten properties:

                  The  Initial  Fee  (as  defined  in  Section   _____  of  this
                  Agreement) is hereby waived and shall be zero for this Property.

4. GuestHouse and Western acknowledge and agree that the provision in Paragraph 5 of the Area Development Agreement allowing a reduction of the "franchise fee" for the properties to be added to the GuestHouse system that are not included in the ten properties for which the "'franchise fee" is waived, shall be accomplished by inserting the following language into the individual franchise agreements for such properties:

                  The  Initial  Fee  (as  defined  in  Section   _____  of  this
                  Agreement) is hereby reduced and shall be $20,000.00 for this Property.

5. GuestHouse and Western acknowledge and agree that the provision in Paragraph 5 of the Area Development Agreement allowing a waiver of certain liquidated damages in the event Western sells all of its interest in a site, shall be accomplished by inserting the following language into the individual franchise agreements:

                  In the event Franchisee sells all of its interest in the Property to an unrelated third party, the Termination Fee set forth in Section -of this Agreement is hereby waived.

6. Paragraph 8(d) of the Area Development Agreement is hereby modified to change the address for GuestHouse as follows: GuestHouse International Franchise Systems, Inc., 300 Galleria Parkway, Suite 1200, Atlanta, Georgia 30339 Attention: Vice President Development/General Counsel.

7. Paragraph 8(e) of the Area Development Agreement is hereby replaced with the following:

                  (e) Choice of Forum.  Litigation  related to this Agreement in
                      ---------------
                  which GuestHouse is a Plaintiff shall be initiated and prosecuted in the state of Washington. Litigation related to this Agreement in which Western is a Plaintiff shall be initiated and prosecuted in the state of Georgia.

8. Paragraph 4 of the Area Development Agreement is hereby modified by adding the following sentences at the conclusion of the Paragraph.

                  The required number of hotels to be constructed or acquired must be achieved and continuously maintained on a cumulative basis. Western must continue to construct or acquire hotels that shall be operated under a validly executed Franchise Agreement, at a rate of at least one hotel per calendar year pursuant to the Agreement and shall continuously maintain not less than the minimum number of GuestHouse affiliated properties shown in the chart reproduced below.

Anniversary Date                               MINIMUM NUMBER of GuestHouse
----------------                               Affiliated Properties
                                               ---------------------

December 31, 1998                              1
December 31, 1999                              2
DECEMBER 31, 2000                              5
December 31, 2001                              6
December 31, 2002                              7
DECEMBER 31, 2003                              10
December 31, 2004                              11
December 31, 2005                              12
DECEMBER 31, 2006                              15
December 31, 2007                              16
December 31, 2008                              17
DECEMBER 31, 2009                              20
December 31, 2010                              21
December 31, 2011                              22
DECEMBER 31, 2012                              25
December 31, 2013                              26

December 31, 2014                              27
DECEMBER 31, 2015                              30
December 31, 2016                              31
December 31, 2017                              32
DECEMBER 31, 2018                              35


         Nothing in this Paragraph shall be interpreted to modify any provision of any license or franchise agreement (now existing or hereafter executed) with respect to a GuestHouse affiliated property (including, without limitation, the fights and obligations of the parties thereto with respect to the term, renewal and termination of such agreements).

9. The terms of this First Amendment shall govern any conflicts between the terms of the Area Development Agreement. Except as specifically provided to the contrary in this First Amendment, the remaining provisions of the Area Development Agreement are hereby reaffirmed and remain unchanged. The provisions of the First Amendment shall be binding upon the parties hereto, their successors and assigns.


                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have entered into this First Amendment as of the date first stated above.

 WESTERN:
 Western Steel, Inc.

By: /s/ George A. Swift

Print Name: George A. Swift                   Attest:
Title:  President                             By: /s/ Donna Carter
                                              Print Name: Donna Carter
                                              Title:  Administrative Assistant

George A. Swift, Individually



                 MONTANA AMENDMENT TO AREA DEVELOPMENT AGREEMENT

This Montana Amendment to Area Development Agreement ("Montana Amendment") is entered into as of the day of 17th day of December, 1999, by and between GuestHouse International Franchise Systems, Inc. ("GuestHouse") a Georgia corporation, Western Steel, Inc. ("Western"), a Washington corporation, and George A. Swift, an individual residing in the state of Washington.

                                    RECITALS

WHEREAS, GuestHouse International LLC and Western entered into an Area Development Agreement, dated as of March 3, 1998 as modified by that certain First Amendment to Area Development Agreement dated as of the 31st day of August 1999, (the Area Development Agreement combined with the First Amendment to Area Development Agreement is hereafter referred to as "Area Development Agreement"); and

WHEREAS, GuestHouse International LLC assigned all of its right, title and interest in the Agreement to GuestHouse, pursuant to the provisions of a certain General Assignment and Bill of Sale, dated as of June 1, 1999; and

WHEREAS, GuestHouse and Western desire to clarify and modify certain provisions of the Agreement;

NOW, THEREFORE, in consideration of the provisions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Area Development Agreement as follows.

1. Western hereby agrees to develop, open and operate 3 GuestHouse International Properties in the state of Montana within 3 years from the date first written above. Provided that each Montana property is framed and under roof, prior to the 3rd anniversary of this Montana Amendment, GuestHouse International hereby agrees that the fees and contributions for such 3 properties shall be as follows:

                  (a) $.63 per room per day Operating Fee, for the five year initial term;
                  (b) $.25 per room per day Marketing Contribution for brand awareness (non-property specific);
                  (c)      all reservation charges paid directly by  Franchisee;
                  (d) for ten year franchise agreements, years six through ten shall have an Operating Fee of $1.13 per room per day, and a Marketing Contribution of $.25 per room per day for brand awareness (non-property specific).

2. Within thirty days hereafter, Western shall enter into the Franchise Agreements for acceptable franchises in the following locations:

                  (a)      Miles City, Montana;

                  (b)      Fairbanks, Alaska
                  (c)      Valdez, Alaska
                  (d)      Dupont, Washington

         Such Franchise Agreements shall be subject to the terms and conditions of the Area Development Agreement, except that the Miles City, Montana Franchise Agreement shall be subject to the terms and conditions of the Area Development Agreement as modified by this Montana Amendment.

3. The terms of this Montana Amendment shall modify the terms of the Area Development Agreement. Except as specifically provided to the contrary in this Montana Amendment, the remaining provisions of the Area Development Agreement are hereby reaffirmed and remain unchanged. The provisions of the Montana Amendment shall be binding upon the parties hereto, their successors and assigns.

IN WITNESS WHEREOF, the parties have entered into this Montana Amendment as of the date first stated above.

 WESTERN:
 Western Steel, Inc.

By: /s/ George A. Swift                      Attest:
Print Name:  George A. Swift                 By: /s/ Donna Carter
Title:   President                           Print Name:  Donna Carter
                                             Title:  Administrative Assistant

George A. Swift, Individually


/s/ George A. Swift
                                             Witness:
                                             By: /s/ Donna Carter
                                             Print Name:  Donna Carter
                                             Title:  Administrative Assistant

GUESTHOUSE:
GuestHouse International Franchise Systems, Inc.

By: /s/ Dan J. Berman                        Attest:
Print Name: Dan J. Berman                    By: /s/ Kevin Pfannes
Title:  Executive Vice President             Print Name: Kevin Pfannes
                                             Title: Secretary



                                       2

/s/ George A. Swift
                                              Witness:
                                              By: /s/ Donna Carter
                                              Print Name: Donna Carter
                                              Title:  Administrative Assistant


GUESTHOUSE:
GuestHouse International Franchise Systems, Inc.

By: /s/ Dan J. Berman                         Attest:
Print Name: Dan J. Berman                     By: /s/ Kevin Pfannes
Title:  Executive Vice President              Print Name: Kevin Pfannes
                                              Title: Secretary


                                       5